SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2006

Constellation Brands, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-08495	16-0716709

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

370 Woodcliff Drive, Suite 300, Fairport, New York		14450

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (585) 218-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

          On June 29, 2006, Constellation Brands, Inc. (the “Company”), a Delaware corporation, issued a press release (the “release”) announcing its results of operations and financial condition for the first fiscal quarter ended as of May 31, 2006.  A copy of the release is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The projections constituting the guidance included in the release involve risks and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results may vary materially from these forecasts. In this regard, see the information included in the release under the caption “Forward-Looking Statements.”

          The information in the release and in this Item 2.02 section is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  Such information may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references such information.

          The release contains non-GAAP financial measures; in the release these are referred to as “comparable” measures or “constant currency.”  For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.  In this regard, GAAP refers to generally accepted accounting principles in the United States.  Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

          Comparable measures are provided because management uses this information in evaluating the results of the continuing operations of the Company and in internal goal setting.  In addition, the Company believes this information provides investors a better insight on underlying business trends and results in order to evaluate year over year financial performance.  As such, the following items, when appropriate, are excluded from comparable results:  the flow through of adverse grape cost associated with the acquisition of The Robert Mondavi Corporation (“Robert Mondavi”); the flow through of inventory step-up associated with acquisitions and investments in equity method investees; accelerated depreciation costs in connection with certain restructuring activities; acquisition-related integration costs associated with the Robert Mondavi acquisition; restructuring and related charges and other costs associated with the Company’s realignment of business operations within the Company’s wine segment, the Robert Mondavi acquisition and the worldwide wine reorganization and program to consolidate certain west coast production processes in the U.S.; the loss on the sale of the Company’s branded water business; gain on change in fair value of derivative instrument entered into to hedge the U.S. dollar cost of a foreign currency denominated acquisition and related payment of certain outstanding indebtedness; due diligence costs associated with the Company’s evaluation of a potential offer for Allied Domecq; and the income tax adjustment in connection with the reversal of an income tax accrual related to the completion of various income tax examinations are excluded from comparable results.

          Constant currency measures, which exclude the impact of year over year currency exchange rate fluctuations, are provided because management believes this information provides investors better insight on underlying business trends and results in order to evaluate year over year financial performance.

Item 7.01.     Regulation FD Disclosure.

          On June 29, 2006, The Company issued a press release, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

          The information in this Current Report on Form 8-K, including  the press release attached as Exhibit 99.1, is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD.  This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934, or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release of the Company dated June 29, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2006	CONSTELLATION BRANDS, INC.

	By:	/s/ Thomas S. Summer

	Name:	Thomas S. Summer
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT
Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION
Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS
Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES
Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW
Not Applicable.

(14)	CODE OF ETHICS
Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT
Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR
Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS
Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL
Not Applicable.

(24)	POWER OF ATTORNEY
Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	Press Release of Constellation Brands, Inc. dated June 29, 2006.

(100)	XBRL-RELATED DOCUMENTS
Not Applicable.